UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________

SCHEDULE 14A INFORMATION

__________________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RUMBLE INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Thursday, June 11, 2026, 10:00 a.m. (Eastern Time)
Virtual Meeting Only — No Physical Meeting Location

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Rumble Inc. will be held virtually on Thursday, June 11, 2026 at 10:00 a.m. (Eastern Time) via a live webcast.

ITEMS OF BUSINESS

At the Annual Meeting, you will be asked to:

1.      Elect each of the Board of Directors’ six nominees for director to serve until the 2027 Annual Meeting of Stockholders;

2.      Ratify the appointment of Baker Tilly US, LLP as our independent auditors for the fiscal year ending December 31, 2026; and

3.      Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

RECORD DATE AND MEETING INFORMATION

Stockholders of record as of the close of business on April 16, 2026, will be able to participate in the Annual Meeting by visiting our meeting website at virtualshareholdermeeting.com/RUM2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your notice of internet availability of the proxy materials, proxy card, or instructions accompanying your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online check-in will begin at 9:45 a.m. Eastern Time. Stockholders can submit questions in advance of the meeting and access copies of our proxy statement and annual report by visiting proxyvote.com.

VOTING YOUR PROXY

Your vote is important.    Stockholders are cordially invited to attend and participate in the Annual Meeting via our live webcast. Whether or not you plan to attend the Annual Meeting, please promptly complete and return your proxy card in the enclosed envelope, or submit your proxy by telephone, by mail, or via the internet as described in your proxy card or voting instruction form. As described below, you may also vote electronically at the Annual Meeting if you attend and participate in the Annual Meeting. Each outstanding share of Class A Common Stock and Class C Common Stock is entitled to one vote per share, and each outstanding share of Class D Common Stock is entitled to 11.2663 votes per share on all matters presented at the Annual Meeting.

By Order of the Board of Directors:

Chris Pavlovski
Chairman and CEO
April 24, 2026

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to be Held on June 11, 2026. This Notice of Annual Meeting of Stockholders, the Proxy Statement, and the 2025 Annual Report to Stockholders are available at proxyvote.com.

You are cordially invited to attend the Annual Meeting online. Your vote is important. Whether or not you expect to attend the Annual Meeting online, please complete, date, sign, and return the proxy mailed to you, or vote over the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the Annual Meeting, you must follow the instructions from such organization and will need to obtain a proxy issued in your name from that agent to vote your shares that are held in such agent’s name and account.

i

RUMBLE INC.
444 Gulf of Mexico Drive
Longboat Key, Florida 34228

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2026 at 10:00 a.m. Eastern Time

GENERAL INFORMATION

The Proxy Materials for our 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Rumble Inc. (“Rumble” or the “Company”) include the Notice of Internet Availability of Proxy Materials (the “Notice”), Notice of Annual Meeting, this Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (collectively, the “proxy materials”) are first being furnished by and on behalf of the Board of Directors of the Company (the “Board of Directors”) on or about April 24, 2026.

We were a special purpose acquisition company called CF Acquisition Corp. VI (“CFVI”) prior to the closing of a business combination (the “Business Combination”) on September 16, 2022. The Business Combination represents the transactions contemplated by the business combination agreement, dated December 1, 2021 (the “Business Combination Agreement”), whereby Rumble Inc., a corporation formed under the laws of the Province of Ontario, Canada (“Legacy Rumble”), became a wholly owned subsidiary of CFVI. In connection with the consummation of the Business Combination, CFVI was renamed “Rumble Inc.” and Legacy Rumble was renamed Rumble Canada Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our Board of Directors is soliciting your proxy to vote at the Annual Meeting, to be held on Thursday, June 11, 2026 at 10:00 a.m. Eastern Time. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

The Notice will provide instructions as to how a stockholder of record may access and review the proxy materials on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.

We intend to mail the Notice on or about April 24, 2026 to all stockholders of record who are entitled to vote at the Annual Meeting. The proxy materials will be made available to stockholders on the internet on the same date.

Will I receive any other proxy materials by mail?

No, you will not receive any other proxy materials by mail unless you request a paper copy of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a paper copy may be found in the Notice. In addition, the notice contains instructions on how you may request access to proxy materials in printed form by mail or electronically on an ongoing basis.

Why is Rumble conducting the Annual Meeting virtually?

The Annual Meeting will be held in a virtual format to reach a greater number of our stockholders.

When is the record date for the Annual Meeting?

The Board of Directors set the close of business on April 16, 2026 as the record date for the Annual Meeting (the “Record Date”).

How do I attend, participate in, and ask questions during the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a stockholder or a joint holder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. You will be able to attend the annual meeting online and submit your questions before and during the meeting by visiting virtualshareholdermeeting.com/RUM2026. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you have any questions about your control number, please contact the bank, broker, or other nominee that holds your shares. The meeting webcast will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 9:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

Stockholders who attend and participate in the Annual Meeting can submit questions electronically until the start of the meeting at proxyvote.com. In addition, stockholders who attend and participate in the virtual Annual Meeting will also have an opportunity to submit questions via the Internet during the live Q&A portion of the meeting. The Company will use reasonable efforts to answer all questions pertinent to meeting matters during the Annual Meeting, subject to time constraints and the rules of conduct for the Annual Meeting. If we receive questions on similar topics, we may group such questions and provide a single response.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the numbers shown on the virtual meeting landing page.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote online at the Annual Meeting. As of the Record Date, we had 435,230,606 shares of common stock outstanding and entitled to vote, consisting of 215,749,009 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), 123,690,477 shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”) and 95,791,120 shares of Class D common stock, par value $0.0001 per share (the “Class D Common Stock”). Each share of Class A Common Stock and Class C Common Stock is entitled to one vote per share, and each share of Class D Common Stock is entitled to 11.2663 votes per share on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock, Class C Common Stock, and Class D Common Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting (other than the election of the Class A Director (as defined below)).

Information as to how to obtain the list of stockholders entitled to vote at the Annual Meeting will be available during the ten days preceding the Annual Meeting on the website for the Annual Meeting: www.virtualshareholdermeeting.com/RUM2026.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the Internet, by telephone or by completing and returning a printed proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held not in your name, but rather in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent. Check with your broker, bank, or other agent, and follow the instructions you receive during the registration process prior to the Annual Meeting.

What are the proposals on which I’m voting?

There are two matters scheduled for a vote:

•        Proposal No. 1 — To elect six directors to hold office until the 2027 Annual Meeting of Stockholders; and

•        Proposal No. 2 — To ratify the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

What if another matter is properly brought before the meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy, Maurice F. Edelson, General Counsel and Corporate Secretary, and Sergey Milyukov, Associate General Counsel, to vote on those matters in accordance with their best judgment. As of the date of this Proxy Statement, the Board of Directors did not know of any other business to be presented for consideration at the Annual Meeting.

What are my voting options and how do I vote?

With regard to the election of directors, you may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee that you specify. With regard to the ratification of the appointment of Baker Tilly as our independent auditors for the fiscal year ending December 31, 2026, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote (1) online during the Annual Meeting or (2) in advance of the Annual Meeting by proxy through the internet, by telephone or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•        To vote during the Annual Meeting, stockholders may do so by visiting the following website: www.virtualshareholdermeeting.com/RUM2026. Even if you plan to participate in the Annual Meeting, we recommend that you also vote in advance using one of the methods described below so that your vote will be counted if you later decide not to participate in the Annual Meeting.

•        To vote in advance of the Annual Meeting through the internet, stockholders who have received a notice of the internet availability of the proxy materials by mail may submit proxies over the internet by following the instructions on the notice. Stockholders who have received notice of the internet availability of the proxy materials by e-mail may submit proxies over the internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the internet by following the instructions on the proxy card or voting instruction card.

•        To vote in advance of the Annual Meeting by telephone, stockholders of record who live in the U.S. or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received a notice of the internet availability of the proxy materials by mail or by email must have the control number that appears on their notice available when voting.

•         To vote in advance of the Annual Meeting by mail, stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the annual meeting.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Class A Common Stock or Class C Common Stock that you own as of the Record Date. Shares of Class D Common Stock are entitled to 11.2663 votes per share on any matter presented to stockholders at the Annual Meeting (other than the election of the Class A Director (as defined below)). All shares of Class D Common Stock that are outstanding are beneficially owned by Chris Pavlovski, our Founder and Chief Executive Officer.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, through the internet, by telephone or online at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker, bank or other agent may not vote your shares on Proposal No. 1 without your instructions, but may vote your shares on Proposal No. 2 even in the absence of your instructions. We encourage you to provide voting instructions to your broker, bank or other agent. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your broker, bank or other agent about how to submit your proxy to them at the time you receive this Proxy Statement.

If you are a beneficial owner of shares held in “street name”, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you sign and return a paper proxy card or otherwise vote without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokers, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I revoke my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in any one of the following ways:

•        You may submit another properly completed proxy card with a later date.

•        You may grant a subsequent proxy by telephone or through the internet.

•        You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

•        You may attend the Annual Meeting and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count, for Proposal No. 1 to elect directors, votes “For,” “Withhold,” and broker non-votes; and for Proposal No. 2, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions are not applicable with respect to Proposal 1. Abstentions will have the same effect as “Against” votes for Proposal No. 2. Broker non-votes will have no effect on Proposal 1 as further explained below under “How many votes are needed to approve each proposal?”. Proposal No. 2 is considered a “routine” matter and, accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other agent that holds your shares, your broker, bank, or other agent has discretionary authority to vote your shares on Proposal 2. As a result, broker non-votes are not expected to exist in connection with Proposal No. 2.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to their broker, bank, or other securities intermediary holding their shares as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank, or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal No. 1 is considered to be “non-routine” under stock exchange rules and we therefore expect broker non-votes to exist in connection with those proposals. Proposal No. 2 is a “routine” matter and therefore broker non-votes are not expected to exist in connection with that proposal.

Note that whether a proposal is considered “routine” or “non-routine” is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers may choose not to exercise discretionary voting authority. As a result, we urge you to direct your broker, trustee, or other nominee on how to vote your shares on all proposals to ensure your vote is counted.

How many votes are needed to approve each proposal?

For Proposal No. 1, the election of directors, pursuant to our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), one director designated as the Class A Director by our Board of Directors, which director nominee is Jerry Naumoff (the “Class A Director”), will be elected by a plurality of the votes cast in respect of the shares of our Class A Common Stock by the stockholders that hold such shares of Class A Common Stock (in their capacity as such) that are present by virtual attendance or represented by proxy at the meeting and entitled to vote thereon. This means that the nominee for the Class A Director who receives the greatest number of votes cast “For” by such holders will be elected as the Class A Director. The remaining five directors will be elected by a plurality of the votes cast by the holders of shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class), present by virtual attendance or represented by proxy at the meeting and entitled to vote thereon. This means that the nominees (other than the nominee for Class A Director) who receive the greatest number of votes cast “For” by such holders will be elected as directors up to the maximum number of directors (excluding the Class A Director) to be chosen at the Annual Meeting (i.e., five directors).

Only votes “For” will affect the outcome. Any shares not voted “For” a particular director (whether as a result of a direction to withhold or a broker non-vote) will not be counted in such director’s favor.

To be approved, Proposal No. 2, ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, must receive “For” votes from the holders of a majority of the voting power of the outstanding shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class) present by virtual attendance or represented by proxy and entitled to vote thereon. If you “Abstain” from voting on this proposal, it will have the same effect as an “Against” vote on this proposal.

How many shares must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares entitled to vote are present at the Annual Meeting online or represented by proxy. The inspector of elections appointed for the Annual Meeting will determine whether or not a quorum is present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote online at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the voting power of the shares present at the Annual Meeting by virtual attendance or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals and director nominations due for the 2027 Annual Meeting of Stockholders?

With respect to proposals to be included in next year’s proxy materials, your proposals must be submitted in writing by December 27, 2026 to our Corporate Secretary at c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

With respect to proposals (including director nominations) not to be included in next year’s proxy materials pursuant to Rule 14a-8 of the Exchange Act, our Amended and Restated Bylaws (the “Bylaws”) provide that your proposal must be submitted in writing between February 11, 2027 and March 13, 2027 to our Corporate Secretary at c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228, and must comply with any other applicable requirements in our Bylaws.

In addition, stockholders who intend to solicit proxies in support of director nominees other than the nominees of our Board of Directors must also comply with the requirements of Rule 14a-19 and provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 12, 2027.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors presently has six members, four of whom are deemed “independent” under the SEC rules and listing standards of The Nasdaq Stock Market (“Nasdaq”). Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors or by a sole remaining director. Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”), our Board of Directors has nominated the six director nominees listed below for election at the Annual Meeting. Each of the director nominees currently serves on the Board of Directors. The current term of all directors will expire at the Annual Meeting when their successors are elected, and the Board of Directors has nominated each of these individuals for a new one-year term that will expire at the 2027 Annual Meeting of Stockholders when their successors are elected.

The Class A Director will be elected by a plurality of the votes cast in respect of the shares of our Class A Common Stock by the stockholders that hold such shares of Class A Common Stock (in their capacity as such) that are present by virtual attendance or represented by proxy at the meeting and entitled to vote thereon. This means that the nominee for the Class A Director who receives the greatest number of votes cast “For” by such holders will be elected as the Class A Director. The remaining five directors will be elected by a plurality of the votes cast by the holders of shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class), present by virtual attendance or represented by proxy at the meeting and entitled to vote thereon. This means that the nominees (other than the nominee for Class A Director) who receive the greatest number of votes cast “For” by such holders will be elected as directors up to the maximum number of directors (excluding the Class A Director) to be chosen at the Annual Meeting (i.e., five directors). Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the nominees named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve if elected.

The Nominating and Corporate Governance Committee believes that all directors must, at a minimum, meet the criteria set forth in the Company’s Code of Conduct and Ethics and the Corporate Governance Guidelines, which specify, among other things, that the Nominating and Corporate Governance Committee will consider criteria such as independence, diversity, age, skills, and experience in the context of the needs of the Board of Directors. The Nominating and Corporate Governance Committee also will consider a combination of factors for each director, including (a) the nominee’s ability to represent all stockholders without a conflict of interest, (b) the nominee’s ability to work in and promote a productive environment, (c) whether the nominee has sufficient time and willingness to fulfill the substantial duties and responsibilities of a director, (d) whether the nominee has demonstrated the high level of character, ethics and integrity expected by the Company, (e) whether the nominee possesses the broad professional and leadership experience and skills necessary to effectively respond to the complex issues encountered by a publicly-traded company, and (f) the nominee’s ability to apply sound and independent business judgment. The following is a brief biography of the nominees for election at the Annual Meeting.

NOMINEES FOR ELECTION FOR A TERM EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Chris Pavlovski, age 42, is the Founder and Chief Executive Officer of Rumble and has served as a member of our Board of Directors since September 2022, and has also served as a member of the board of directors of Legacy Rumble since 2013. As a three-time successful entrepreneur, Mr. Pavlovski has over 20 years of experience in the online marketing and advertising space. After building websites daily in his teenage years, Mr. Pavlovski founded Jolted Media Group and served as its Chief Executive Officer. During the same time, Mr. Pavlovski served as the director of marketing for NASA’s Next Giant Leap from 2009 through 2012, leading corporate donations, sponsorships, and internet marketing strategies. Mr. Pavlovski also founded Cosmic Development in 2011, a global IT business employing

150+ employees with offices in Europe and North America. The business was ranked as the 2nd best employer in Macedonia and has been the recipient of numerous awards. Mr. Pavlovski also sits on numerous boards, including Macedonia 2025, a not-for-profit organization focused on economic and educational development in Macedonia. As a result of his success, Mr. Pavlovski became a finalist for the Ernst & Young Entrepreneur of the Year in 2010. Prior to his entrepreneurial journey, Mr. Pavlovski served as a Network Administrator at Microsoft and studied at the University of Toronto. We believe that Mr. Pavlovski’s extensive experience in technology, online marketing and advertising, along with his unique perspective on technology-related matters, qualify him to serve as a member of our Board of Directors.

Katie Biber, age 47, has served as a director of Rumble since January 2025. Ms. Biber serves as Chief Legal Officer at Paradigm, leading the firm’s legal, regulatory, compliance, and policy functions, and has held this position since June 2022. She joined Paradigm from Brex, a financial products provider, where she served as Chief Legal Officer from June 2020 to June 2022. Previously, she was General Counsel at Anchorage, the first crypto-native custody and trading platform for institutional investors, and has been an observer on Anchorage’s board of directors since July 2020. Since June 2021, Ms. Biber has also served on the board of directors of Protocol Labs, an open-source software development company. Ms. Biber was also an early lawyer at Airbnb, where she managed U.S. regulatory and litigation issues. Earlier in her career, Ms. Biber worked as a political and election lawyer, representing candidates, political party committees, and non-profit groups in high-stakes enforcement actions, congressional investigations, and litigation. Ms. Biber served as a clerk to the Hon. Timothy M. Tymkovich on the U.S. Court of Appeals for the Tenth Circuit. Ms. Biber received her J.D. from Harvard Law School and a B.A. from George Washington University. We believe that Ms. Biber’s extensive legal and technology experience qualifies her to serve as a member of our Board of Directors.

Paul Cappuccio, age 64, has served as a member of our Board of Directors since September 2022 and served as a member of the board of directors of Legacy Rumble from January 2021 through September 2022. Mr. Cappuccio is currently employed as a managing partner of the Torridon Law Firm, a position he has held since May 2024. Mr. Cappuccio has also served as a director of Chipotle Mexican Grill, Inc. (NYSE: CMG) from 2016 to 2020 (where Mr. Cappuccio served as the chairman of the Nominating and Governance Committee and on the Audit Committee) and Central European Media Enterprises (Nasdaq: CETV) from 2009 to 2018. Mr. Cappuccio also served as the Chief Legal Officer and General Counsel of NJOY, LLC, a privately held company that sells electronic nicotine delivery systems to adult smokers and former smokers, from January 2020 to June 2023. From 2019 to 2020, Mr. Cappuccio served as Vice Chairman of dtx, a digital company that connects consumers with brands through QR codes. From January 2001 to June 2018, Mr. Cappuccio served as Executive Vice President and General Counsel of Time Warner, Inc., a consolidated worldwide media and entertainment company. From August 1999 to January 2001, he served as Senior Vice President and General Counsel at America Online, Inc., an internet access company. Prior to this, Mr. Cappuccio was a partner at Kirkland & Ellis and served as an Associate Deputy Attorney General at the U.S. Department of Justice. Additionally, Mr. Cappuccio served as a law clerk to two Justices of the Supreme Court of the United States, the Hon. Anthony M. Kennedy and the Hon. Antonin Scalia. Mr. Cappuccio received his J.D. from Harvard Law School and a B.A. from Georgetown University. We believe that Mr. Cappuccio’s experience as a leader in the legal, media and entertainment, and technology industries, as well as his prior service on multiple public company boards, qualifies him to serve as a member of our Board of Directors.

Phil Evershed, age 65, has served as a member of our Board of Directors since March 2025. Mr. Evershed has been a Managing Partner at PointNorth Capital, an advisory and investment management company, since 2015. Previously, Mr. Evershed was Global Head of Investment Banking at Canaccord Genuity, a full-service financial services firm, from 2010 to 2015. In 2005, Mr. Evershed co-founded Genuity Capital Markets, a privately held investment bank that was sold in 2010, and prior to that, Mr. Evershed was the Co-Head of Investment Banking and the Head of Mergers and Acquisitions at the Canadian Imperial Bank of Commerce (CIBC), where he was employed from 1990 to 2005. Prior to joining CIBC, Mr. Evershed was Chief of Staff to the Deputy Prime Minister of Canada and Minister of Privatization until 1990. Since July 2022, Mr. Evershed has served on the board of directors of Verticalscope, a cloud-based digital community platform. He has also served on the board of Iogen Corp., a biotechnology firm specializing in low-carbon biofuels since January 2024, and the board of Third Lane

Mobility Inc., a consumer mobility company. Previously, Mr. Evershed served as Chairman of the Board of Sirius-XM Satellite Radio (Canada), a broadcasting company from June 2005 to May 2023, and as a board member of Bird Global, Inc. (NYSE: BRDS), an electric scooter company, from March 2023 to December 2023. Mr. Evershed received a Master of Arts in Economics from the University of Toronto in 1985 and Honours Bachelor of Arts at the School of Business and Economics from Wilfrid Laurier University in 1983. We believe that Mr. Evershed’s extensive financial and business expertise qualifies him to serve as a member of our Board of Directors.

Jerry Naumoff, age 68, has served as a member of our Board of Directors since November 2024. Mr. Naumoff is Chairman Emeritus and Founding Partner of Taskforce BPO, a business process outsourcing service, and he previously served as the CEO and Chairman of the Board of Taskforce, one of the fastest-growing companies in Southeast Europe from July 2017 to January 2022. Mr. Naumoff previously served as Minister for Foreign Direct Investments for the Government of the Republic of Macedonia from May 2013 to June 2017. In 1993, Mr. Naumoff was the Founder and President of The Naumoff Group, Inc., a total risk management advisory firm. Mr. Naumoff holds a B.S. in Business Administration and Marketing from Ball State University. We believe that Mr. Naumoff’s extensive international business experience qualifies him to serve as a member of our Board of Directors. Mr. Naumoff’s son is a non-executive, salaried employee of the Company.

Ryan Milnes, age 43, has served as a member of our Board of Directors since September 2022, and served as a member of the board of directors of Legacy Rumble from 2013 through September 2022. Mr. Milnes is an accomplished entrepreneur and the co-founder and Chief Executive Officer of Cosmic Development, a global IT business employing more than 150 employees with offices in Europe and North America. Since founding Cosmic in 2013, Mr. Milnes has overseen Cosmic’s provision of content editing and moderation services to Rumble. He is the owner and director of multiple businesses that focus on tech and real estate. Mr. Milnes holds a film degree from the Toronto Film School. We believe that Mr. Milnes’s experience as an entrepreneur in the information technology industry qualifies him to serve as a member of our Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES ABOVE

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Family Relationships

There are no family relationships among any of our directors or executive officers.

Controlled Company

For purposes of the Nasdaq Listing Rules, we are a “controlled company.” Under the Nasdaq rules, controlled companies are companies of which more than 50% of the voting power for the election of directors is held by an individual, a group, or another company. Chris Pavlovski owns approximately 83% of the outstanding voting power, on a fully diluted basis, for the election of directors. As a “controlled company,” we are exempt from the requirement that a majority of the Board of Directors be independent.

Director Independence

Our common stock is listed on Nasdaq. As required under Nasdaq listing standards (other than with respect to a “controlled company,” which our company is), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be “independent.” Our Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

The Board of Directors has reviewed the independence of each director. Based on information provided by each director concerning her or his background, employment and affiliations, the Board of Directors affirmatively determined that none of the directors has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors, other than Mr. Pavlovski and Mr. Milnes, is “independent” as that term is defined under the Nasdaq listing standards.

Board of Directors Leadership Structure

Our Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board of Directors and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Mr. Pavlovski currently serves in a combined role of Chairman of the Board of Directors and Chief Executive Officer.

Our Board of Directors exercises its judgment in combining or separating the roles of Chairman of the Board of Directors and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The Board of Directors will continue to exercise its judgment on an ongoing basis to determine the optimal leadership structure that the Board of Directors believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board of Directors and management and facilitating effective communication between the two. The Board of Directors has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. Our Corporate Governance Guidelines provide that an independent “lead director” will be selected from among the independent directors when the Chairperson of the Board is not an independent director to preside over executive sessions among non-management directors, which are to be held at least annually. Our Board of Directors has designated Jerry Naumoff as the independent “lead director.”

Role of the Board of Directors in Risk Oversight

One of the key functions of the Board of Directors is the informed oversight of our risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, the Board of Directors is responsible for reviewing the major risks facing our company and the Audit Committee of the Board of Directors (the “Audit Committee”) has the responsibility to review and discuss with management and the independent auditor any significant risks or exposures and our company’s policies and processes with respect to risk assessment and risk management. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee of the Board of Directors (the “Compensation Committee”) also assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements.

Meetings of the Board of Directors and Its Committees

The Board of Directors met twenty-four times, the Audit Committee met eight times, the Compensation Committee met seven times, and the Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2025. During the year ended December 31, 2025, each director attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served.

We expect our director nominees to attend the Annual Meeting.

Information Regarding Committees of the Board of Directors

The Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Pursuant to our Bylaws, the Board of Directors may establish such other committees as may be permitted by law. The following table provides current membership information for each of these Board of Directors committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Chris Pavlovski
Paul Cappuccio	X	X*
Ryan Milnes
Katie Biber	X		X
Phil Evershed	X*	X
Jerry Naumoff	X		X*
Total meetings in the fiscal year ended December 31, 2025	8	7	2

____________

X       Committee Member

*        Committee Chair

Below is a description of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of the committees operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board of Directors for approval. The written charters of the committees are available at the investors section of our website at investors.rumble.com.

Audit Committee

The members of our Audit Committee consist of Phil Evershed, Katie Biber, Jerry Naumoff and Paul Cappuccio. Phil Evershed serves as the chairman of the committee. Under the Nasdaq Listing Rules, we are required to have at least three (3) members on the audit committee. The Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be composed solely of independent directors, and each committee member qualifies as an independent director under applicable rules. Phil Evershed, Katie Biber, Jerry Naumoff and Paul Cappuccio are each financially literate, and Phil Evershed and Jerry Naumoff each qualify as an “audit committee financial expert” as defined in applicable SEC rules.

The functions of this committee include:

•        sole responsibility for the appointment, evaluation, compensation, retention and, if appropriate, replacement of the independent auditor;

•        assessment of the independence of the independent auditor;

•        evaluation of the qualifications and performance of the independent auditor, including the lead audit partner;

•        oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•        review and approval of all related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”) for potential conflict of interest situations

•        oversight of the integrity of financial statements and other financial disclosures and management’s design and maintenance of the company’s internal control over financial reporting and disclosure controls and procedures;

•        preparing an annual audit committee report for inclusion, where necessary, in the proxy statement relating to the annual general meeting of stockholders and/or annual report of the Company;

•        reviewing with the independent auditor the responsibilities, budget, staffing, effectiveness and performance of the internal audit function, and reviewing and assessing the annual internal audit plan, if any, the process used to develop the plan, and the status of activities, significant findings, recommendations and management’s response; and

•        risk management, oversight of legal and regulatory compliance, and establishment and oversight of whistleblower procedures.

Compensation Committee

The members of our Compensation Committee consist of Phil Evershed and Paul Cappuccio. Paul Cappuccio serves as the chairman of the committee. The Compensation Committee discharges the Board’s responsibilities relating to the compensation of the Company’s executives in such a way as to enable the Company to attract and retain executives of the highest quality. The Compensation Committee prepares the report on executive compensation required to be included in the Company’s annual proxy statement in accordance with applicable SEC rules. The Compensation Committee also reviews and recommends to the independent directors on the Board the compensation of the Chairman and Chief Executive Officer, reviews and approves the compensation of the Company’s other senior executives and assists the Board in its oversight of the Company’s human capital management.

Compensation Consultants

The Compensation Committee renewed the engagement of Mercer as its executive compensation consultant for 2025. The Compensation Committee has determined that Mercer is independent from the Company and its executive officers and that the services provided by Mercer do not raise any conflict of interest.

The Compensation Committee requested that Mercer provide services in connection with

•        market information, analysis, and other advice relating to executive compensation

•        advice on the updates to the Company’s peer group and provide support and analysis regarding executive and director compensation;

•        support with the annual CEO evaluation process;

•        completion of a Board of Directors compensation assessment and recommendations.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that have served or currently serve as a member of our Board of Directors or the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our nominating committee consist of Jerry Naumoff and Katie Biber. Jerry Naumoff serves as the chairman of the committee. The Nasdaq Listing Rules require that the nominating committee of a listed company (other than that of a “controlled company,” which our company is) be composed solely of independent directors, and each of Jerry Naumoff and Katie Biber qualifies as an independent director under applicable rules.

The functions of this committee include:

•        development and recommendation to the Board of Directors for approval of the criteria for board membership, including as to director independence and diversity;

•        identification, screening and review of individuals qualified to become members of the Board of Directors in a manner consistent with the criteria;

•        development and assessment of policies and procedures with respect to the consideration of director nominees submitted by stockholders;

•        review of the size, composition and organization of the Board of Directors and its committees;

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, so long as the recommendations comply with our Certificate of Incorporation and Bylaws and all applicable laws, rules and regulations. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by providing timely notice in writing to our Corporate Secretary at c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228. To be timely for our 2027 annual meeting of stockholders, our Corporate Secretary must receive the notice between February 11, 2027 and March 13, 2027. Submissions must include the specific information required in Section 2.12 of our Bylaws. For additional information about our director nomination requirements, please see our Bylaws.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics, applicable to all of our employees, executive officers and directors. Our Code of Business Conduct and Ethics is available at the investors section of our website at investors.rumble.com. Any amendments to the Code of Conduct or any waivers of its requirements will be disclosed on our website to the extent required by applicable rules and exchange requirements.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to ensure that the Board of Directors will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board of Directors intends to follow with respect to, among other things, director qualifications, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees. The Corporate Governance Guidelines are available on our investor relations website at investors.rumble.com.

Insider Trading Policy

Our Board of Directors has adopted an insider trading policy that applies to our employees, directors, and certain consultants. This policy prohibits, among other things, trading of the company securities during specified blackout periods and engaging in short sales of company securities.

Hedging, Pledging and Other Special Transactions

Pursuant to our insider trading policy, we discourage our employees, directors and officers from engaging in certain transactions, including the placing of standing or limit orders on company securities as well as engaging in transactions in put options, call options or similar derivative securities that are traded on an exchange or in any other organized market. If a person subject to the policy determines that he or she must engage in such a transaction, the transaction must comply with our pre-clearance and blackout processes. Our directors, officers and other employees are generally not prohibited from engaging in hedging or pledging transactions involving company securities.

Stockholder Communications with the Board of Directors

Our stockholders wishing to communicate with the Board of Directors or an individual director may send a written communication to the Board of Directors or such director addressed to c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228, Attn: Corporate Secretary. The Secretary will review each communication. The Secretary will forward such communication to the Board of Directors or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Secretary will discard the communication or inform the proper authorities, as may be appropriate.

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Baker Tilly US, LLP (“Baker Tilly”) currently serves as our independent registered public accounting firm. After consideration of Baker Tilly’s qualifications and past performance, the Audit Committee has selected, and the Board of Directors ratified the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The Board of Directors has directed that management submit the selection of Baker Tilly for ratification by our stockholders at the Annual Meeting. Representatives of Baker Tilly are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law requires stockholder ratification of the selection of Baker Tilly as our independent registered public accounting firm. However, the Audit Committee has opted to submit the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Baker Tilly. Even if the selection is ratified, the Audit Committee or the Board of Directors, in their discretion, may direct the appointment of different independent auditors at any time during our fiscal year if they determine that such a change would be in the best interests of Rumble and its stockholders.

CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM

As previously disclosed in our Current Report on Form 8-K filed with the SEC on June 6, 2025, on June 3, 2025, the Company was notified that Moss Adams LLP (“Moss Adams”), the Company’s independent registered public accounting firm, merged with Baker Tilly effective on the same date. The combined audit practices operate as Baker Tilly. In connection with the merger, Moss Adams resigned as the auditors of the Company, and the Audit Committee approved the appointment of Baker Tilly as the successor to Moss Adams as the Company’s independent registered public accounting firm. Moss Adams had served as the Company’s auditor since August 2023.

The audit reports of Moss Adams on the Company’s consolidated financial statements for the years ended December 31, 2024 and 2023, and for each of the two-years in the period ended December 31, 2024, did not contain an adverse opinion or a disclaimer of opinion, nor were such audit reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, there were no (a) disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moss Adams’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) reportable events requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through June 3, 2025, neither the Company, nor anyone on its behalf, consulted with Baker Tilly regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Moss Adams with a copy of the foregoing disclosures and received a letter, dated June 3, 2025, from Moss Adams addressed to the SEC stating that it agreed with the statements made by us set forth above. A copy of such letter was filed with the SEC as Exhibit 16.1 to our Current Report on Form 8-K on June 6, 2025.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table summarizes the fees for services rendered by Baker Tilly (or Moss Adams prior to June 3, 2025) for the years ended December 31, 2025 and 2024.

As an emerging growth company and a smaller reporting company, we are exempt from the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, and as a result, our audit fees are significantly lower than if we were required to provide an auditor attestation under Section 404(b). We will become subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act for the fiscal year ending December 31, 2026, which will require us to incur significant additional costs and to reassess our required audit services for the fiscal year ending December 31, 2026 with our independent registered public accounting firm.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit Fees(1)	$1,665,162	$1,130,979
Audit-Related Fees(2)	106,575	137,025
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,771,737	$1,273,004

____________

(1)     Consists of fees incurred for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services that are normally provided in connection with statutory and regulatory filings or engagements and fees incurred related to consent letters required in connection with statutory and regulatory filings or engagements.

(2)     Consists of fees incurred related to the preparation of Service Organization Control (SOC) reports in connection with the Company’s internal controls.

Vote Required

The ratification of the selection of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 will be approved if it receives the affirmative vote of the holders of a majority of voting power of the outstanding shares of our Class A Common Stock, Class C Common Stock and Class D Common Stock (voting together as a single class) present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting. Abstentions will count as a vote “Against” on this proposal. Because this proposal is considered a “routine” matter, we do not expect there to be any broker non-votes with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of the Board of Directors consisting solely of independent directors as required by the Nasdaq listing standards and the rules and regulations of the SEC. The primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the Board of Directors, and the audit process and the independent registered public accounting firm’s qualifications, independence and performance.

Management has primary responsibility for the financial statements and is responsible for establishing and maintaining the Company’s system of internal controls over the preparation of the Company’s financial statements. The Company’s independent registered public accounting firm, Baker Tilly US, LLP, is responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion on the financial statements. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, with and without management present, to review the adequacy of the Company’s internal controls, financial reporting practices, and audit process.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and Baker Tilly US, LLP. The Audit Committee has discussed with Baker Tilly US, LLP the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The Audit Committee has also received the written disclosures and the letter from Baker Tilly US, LLP required by the applicable requirements of the PCAOB regarding Baker Tilly US, LLP’s communications with the Audit Committee concerning independence and has discussed with Baker Tilly US, LLP its independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Rumble’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

Phil Evershed (Chair)
Katie Biber
Paul Cappuccio
Jerry Naumoff

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Determination of Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our different classes of voting securities (i.e., Class A Common Stock, Class C Common Stock and Class D Common Stock), as of March 30, 2026, by:

•        each person known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors and nominees for director;

•        each of our executive officers; and

•        all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including Company restricted stock units (“RSUs”), Company stock options (“Company Options”) and warrants that are currently vested or exercisable or vested or exercisable within 60 days. For example, in the event a holder of Company Options has the right to exercise such Company Options within 60 days, such underlying shares are reflected in such holder’s beneficial ownership in both the numerator and the denominator, but not in the denominator for other unaffiliated holders, in accordance with the rules of the SEC. In addition, such securities held by all of Rumble’s directors and executive officers are included in both the numerator and denominator for purposes of determining the percentage share ownership held by the directors and executive officers, calculated as a group. Notwithstanding the foregoing, in order to avoid a distorted and potentially misleading presentation of percentage share ownership by a holder, all shares of Class A Common Stock issuable upon exchange of any issued and outstanding exchangeable shares of the Company’s subsidiary 1000045728 Ontario Inc. (“ExchangeCo Shares”) (together with all issued and outstanding shares of Class A Common Stock and ExchangeCo Shares subject to escrow restrictions under the Business Combination Agreement) are included in the denominator for all holders. In accordance with the foregoing methodology, the determination of the percentage of beneficial ownership in the below presentation is based on 339,439,486 shares of Class A Common Stock issued and outstanding as of March 30, 2026 (which number is inclusive of shares referenced in the preceding sentence) and the calculation described in footnote (5) in the beneficial ownership table below. Unless otherwise noted, the business address of each of the following individuals is c/o Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

Explanation of Voting Rights

As noted above, the Company has three classes of voting securities outstanding: Class A Common Stock, Class C Common Stock and Class D Common Stock:

•        Each share of Class A Common Stock, which is listed and traded on the Nasdaq Global Market, is entitled to one vote per share.

•        Each share of non-economic, voting Class C Common Stock, which is issued in tandem with each ExchangeCo Share(1), is entitled to one vote per share.

•         Each share of non-economic, voting Class D Common Stock, which is held by Chris Pavlovski, our Chairman and CEO, is entitled to 11.2663 votes per share.

____________

(1)     The Company views each ExchangeCo Share and its corresponding share of Class C Common Stock as one unit of account that is economically similar to a share of Class A Common Stock. At the time an ExchangeCo Share is exchanged by the holder, the Company will issue one share of Class A Common Stock and the ExchangeCo Share and corresponding Class C Common Stock are cancelled. The ExchangeCo Share and the related share of Class C Common Stock cannot be separated.

Based on the foregoing, as of March 30, 2026, (i) we had 1,418,650,981 total votes outstanding (which excludes shares issuable upon the exercise of Company Options and warrants and settlement of RSUs, which do not have the right to vote unless and until they are exercised or settled, as applicable) and (ii) our executive officers and directors as a group (including Mr. Pavlovski) held a total of 1,201,131,868 votes (which excludes shares issuable upon the exercise of Company Options and warrants and settlement of RSUs, which do not have the right to vote unless and until they are exercised or settled, as applicable) out of the total 1,418,650,981 votes outstanding, or approximately 85%. The 1,201,131,868 votes consist of (i) 1,079,211,495 votes from the shares of Class D Common Stock held by Chris Pavlovski, (ii) 121,364,842 votes from the shares of Class C Common Stock held by our executive officers and directors as a group and (iii) 555,530 votes from the shares of Class A Common Stock held by our executive officers and directors as a group.

Explanation of Shares Outstanding

As noted above, the percentage of beneficial ownership in the presentation below is based on 339,439,486 shares of Class A Common Stock issued and outstanding as of March 30, 2026, which number is determined for purposes of this presentation as described in the paragraph entitled “Determination of Beneficial Ownership” above. This number consists of:

•        215,749,009 shares of Class A Common Stock outstanding, which consist of:

•        192,984,373 shares of Class A Common Stock; and

•        20,800,886 shares of Class A Common Stock subject to escrow restrictions under the Business Combination Agreement, plus 1,963,750 shares of Class A Common Stock held by the former SPAC sponsor subject to forfeiture (based on the same escrow conditions under the Business Combination Agreement), all of which are entitled to vote; and

•        123,690,477 ExchangeCo Shares outstanding, which are exchangeable on a one-for-one basis for Class A Common Stock, which consist of:

•        68,078,759 ExchangeCo Shares, plus

•        55,611,718 ExchangeCo Shares subject to escrow restrictions under the Business Combination Agreement. Each ExchangeCo Share is issued in tandem with one share of non-economic, voting Class C Common Stock, as described below.

As of March 30, 2026, we also have the following classes of common stock outstanding:

•        123,690,477 shares of non-economic, voting Class C Common Stock outstanding, which are issued in tandem with each ExchangeCo Share, and are entitled to vote; and

•        95,791,120 shares of non-economic, voting Class D Common Stock, which are held by Chris Pavlovski, our Chairman and CEO, and are entitled to 11.2663 votes per share.

	Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shares of Class A Common Stock Owned(1)	ExchangeCo Shares Owned(2)	Shares Underlying Company Options(3)	Total Number of Shares Beneficially Owned		% of Class(4)(5)	% of Voting Power(5)
Directors and Executive Officers
Chris Pavlovski	251,921	95,045,969	34,959,921	130,257,811	(6)	34.8%	83.2%
Wojciech Hlibowicki	35,877	1,522,031	6,854,107	8,412,015	(7)	2.4%	*
Brandon Alexandroff	35,877	1,004,516	8,328,676	9,369,069	(8)	2.7%	*
Tyler Hughes	35,877	—	362,757	398,634	(9)	*	*
Maurice F. Edelson(10)	—	—	—	—		*	*
Claudio Ramolo	11,061	716,135	6,360,085	7,087,281	(11)	2.0%	*
Ryan Milnes	38,240	23,076,192	—	23,114,432	(12)	6.8%	1.6%

	Class A Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Shares of Class A Common Stock Owned(1)	ExchangeCo Shares Owned(2)	Shares Underlying Company Options(3)	Total Number of Shares Beneficially Owned		% of Class(4)(5)	% of Voting Power(5)
Paul Cappuccio	59,551	—	93,616	153,167	(13)	*	*
Katie Biber	32,509	—	—	32,509		*
Phil Evershed	24,322	—	—	24,322		*
Jerry Naumoff	32,295	—	—	30,295		*	*
All executive officers and directors as a group (11 individuals)**	555,530	121,364,843	56,959,162	178,879,535	(14)	45.1%	85.3%

Other 5% or More Shareholders:
Tether Global Investments Fund, S.I.C.A.F., S.A.	105,174,015	—	—	105,174,015	(15)	31.0%	7.4%
2286404 Ontario Inc.	23,076,192	—	—	23,076,192	(16)	6.8%	1.6%

____________

*        Less than 1%.

**      This table, which is presented as of March 30, 2026, includes Brandon Alexandroff, who stepped down as Chief Financial Officer on March 31, 2026. Mike Masci, who was appointed as Chief Financial Officer on March 31, 2026, did not beneficially own any shares or other securities of Rumble as of such date.

(1)     Consists of shares of Class A Common Stock and RSUs that are vested or will vest within 60 days.

(2)     ExchangeCo Shares are exchangeable on a one-for-one basis for shares of Class A Common Stock. Each ExchangeCo Share is issued in tandem with one share of non-economic, voting Class C Common Stock; therefore, the ownership of ExchangeCo Shares presented in this table is identical to the ownership of Class C Common Stock set forth in the table appearing below.

(3)     Consists of shares of Class A Common Stock underlying Company Options that are vested or will vest within 60 days.

(4)     The Company has two other classes of equity securities outstanding, Class C Common Stock and Class D Common Stock, the beneficial ownership of which is set forth in the table below. Both Class C Common Stock and Class D Common Stock are non-economic, voting shares that are issued solely for voting purposes. Each holder of ExchangeCo Shares was issued one “tandem” share of Class C Common Stock, which serves to provide the holder thereof with the same voting rights at the Company as one share of Class A Common Stock. The Company views each ExchangeCo Share and its corresponding share of Class C Common Stock as one unit of account that is economically similar to a share of Class A Common Stock. The Company issued shares of Class D Common Stock to Christopher Pavlovski to provide Mr. Pavlovski with high-vote stock, with each share carrying 11.2663 votes per share. The percentage of voting power is based on the total number of shares beneficially owned by each holder, and taking into account the shares of high-vote Class D Common Stock held by Christopher Pavlovski.

(5)     The percentage of beneficial ownership of Class A Common Stock as to any person or group of persons is calculated by dividing (i) the number of shares of Class A Common Stock beneficially owned by such person or group of persons (including the number of shares of Class A Common Stock as to which such person or group of persons has the right to acquire within 60 days of March 30, 2026), by (ii) the sum of (A) 339,439,486 shares of Class A Common Stock issued and outstanding as of March 30, 2026 (which number is determined as described in the paragraph entitled “Determination of Beneficial Ownership” preceding this table) plus (B) the number of shares as to which such person or group of persons has the right to acquire pursuant to Company Options and RSUs within 60 days of March 30, 2026. Consequently, the denominator for calculating beneficial ownership percentages may be different for each person or group of persons in the table.

(6)     Includes (i) 95,045,969 ExchangeCo Shares, of which 34,858,165 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 34,959,921 shares of Class A Common Stock issuable upon the exercise of Company Options, of which 11,335,655 shares of Class A Common Stock issuable upon the exercise of such Company Options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes (i) 95,045,969 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic and (ii) 95,791,120 shares of Class D Common Stock, with each such share of Class D Common Stock intended to give Mr. Pavlovski high vote stock, but are otherwise non-economic, with each share carrying 11.2663 votes per share.

(7)     Includes (i) 1,522,031 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, all of which are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 6,854,107 shares of Class A Common Stock issuable upon the exercise of Company Options, of which 3,538,343 shares of Class A Common Stock issuable upon the exercise of such Company Options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 1,522,031 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(8)     Includes (i) 1,004,515 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares, all of which are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement and (ii) 8,328,676 shares of Class A Common Stock issuable upon the exercise of Company Options, of which 5,222,498 shares of Class A Common Stock issuable upon the exercise of such Company Options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 1,004,516 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(9)     Includes 362,757 shares of Class A Common Stock issuable upon the exercise of Company Options, of which 153,841 shares of Class A Common Stock issuable upon the exercise of such Company Options are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement.

(10)   Joined the Company in March 2026.

(11)   1000748378 Ontario Ltd. is the record holder of 716,135 of the reported shares. 1000748378 Ontario Ltd. is wholly owned by Mr. Ramolo and therefore, Mr. Ramolo has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 1000748378 Ontario Ltd. is 100 King Street West, Suite 6000, Toronto, Ontario, M5X 1E2 Canada. Includes (i) 716,135 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares and (ii) 6,360,085 shares of Class A Common Stock issuable upon the exercise of Company Options.

(12)   2286404 Ontario Inc. is the record holder of 23,076,192 of the reported shares. 2286404 Ontario Inc. is wholly owned by Ryan Milnes, and therefore Mr. Milnes has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 2286404 Ontario Inc. is PO Box 20112, Bayfield North, Barrie, Ontario, L4M6E9, Canada. Consists of 23,076,192 shares of Class A Common Stock issuable upon the exchange of ExchangeCo Shares in 1000045728 Ontario Inc., a corporation formed under the laws of the Province of Ontario, Canada, and an indirect, wholly owned subsidiary of the Company, of which 16,560,185 ExchangeCo Shares are subject to escrow restrictions pursuant to the terms of the Business Combination Agreement. Excludes 23,076,192 shares of Class C Common Stock, which are issued in tandem with each ExchangeCo Share, with each such share of Class C Common Stock intended to give the holder thereof the same voting rights as one share of Class A Common Stock, but are otherwise non-economic.

(13)   Includes 93,616 shares of Class A Common Stock issuable upon the exercise of Company Options.

(14)   Excluding Company Options and unvested RSUs, our directors and executive officers as a group beneficially own a total of 121,920,373 Rumble Class A Common Shares out of the total 339,439,486 Rumble Class A Common Shares issued and outstanding as of March 30, 2026 as calculated as described in the paragraph preceding this table.

(15)   Ownership figures are based solely on a Form 4 filed by Tether Global Investments Fund, S.I.C.A.F., S.A. (“Tether”) on February 6, 2026. The address for Tether is Final Av. La Revolucion, Colonia San Benito, Edif. Centro, Corporativo Presidente Plaza, Nivel 12, Oficina 2, Distrito de San Salvador, Municipio de San Salvador Centro, Republica de El Salvador.

(16)   2286404 Ontario Inc. is the record holder of the shares. 2286404 Ontario Inc. is wholly owned by Mr. Milnes and, therefore, Mr. Milnes has voting and dispositive power over such shares and may be deemed to beneficially own such shares. The business address of 2286404 Ontario Inc. is PO Box 20112 Bayfield North, Barrie, Ontario, L4M6E9, Canada.

	Class C Common Stock		Class D Common Stock
	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Directors and Executive Officers
Chris Pavlovski(1)	95,045,969	76.8%	95,791,120	100.0%
Wojciech Hlibowicki(2)	1,522,031	1.2%	—	—
Brandon Alexandroff(3)	1,004,516	*	—	—
Tyler Hughes	—	—	—	—
Maurice F. Edelson
Claudio Ramolo(4)	716,135	*	—	—
Ryan Milnes(5)	23,076,192	18.7%	—	—
Paul Cappuccio	—	—	—	—
Katie Biber	—	—	—	—
Phil Evershed	—	—	—	—
Jerry Naumoff	—	—	—	—
All executive officers and directors as a group (11 individuals)**	121,364,842	98.1%	95,791,120	100.0%

Other 5% or More Shareholders:
Tether Global Investments Fund, S.I.C.A.F., S.A.	—	—	—	—
2286404 Ontario Inc.(5)	23,076,192	18.7%	—	—

____________

*        Less than 1%

**      This table, which is presented as of March 30, 2026, includes Brandon Alexandroff, who stepped down as Chief Financial Officer on March 31, 2026. Mike Masci, who was appointed as Chief Financial Officer on March 31, 2026, did not beneficially own any shares or other securities of Rumble as of such date.

(1)     See footnote 6 above.

(2)     See footnote 7 above.

(3)     See footnote 8 above.

(4)     See footnote 11 above.

(5)     See footnote 12 above.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC. To our knowledge, based solely on a review of the reports filed by or on behalf of our directors and executive officers and written representations from these persons that no other reports were required, we believe that during the year ended December 31, 2025 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

INFORMATION REGARDING EXECUTIVE OFFICERS

Our executive officers as of the date of this Proxy Statement are as follows:

Name	Position
Chris Pavlovski	Chairman and Chief Executive Officer
Mike Masci	Chief Financial Officer
Wojciech Hlibowicki	Chief Technology Officer
Tyler Hughes	Chief Operating Officer
Maurice F. Edelson	General Counsel and Corporate Secretary
Claudio Ramolo	Chief Content Officer

Biographical information for Mr. Pavlovski is included above with the director biographies under the section titled “Nominees for Election for a Term Expiring at the 2027 Annual Meeting of Stockholders.”

Michael (Mike) Masci, age 41, is the Chief Financial Officer of Rumble, a position he has held since March of 2026. Mr. Masci is a technology executive with deep expertise in AI and Cloud infrastructure. His most recent role was Vice President of Product Management for the Edge Computing Group at Intel Corporation (Nasdaq: INTC) since November 2024. In this capacity, he directed full-lifecycle product management, marketing, architecture, and P&L for a multi-billion-dollar technology growth area centered on AI at the Edge. Mr. Masci has held a variety of executive positions, notably serving as Group CFO of the multi-billion-dollar Datacenter Network Platforms Group at Intel from September 2012 to January 2020 and as Vice President of Product Management for Intel’s Network & Edge Group from January 2020 to November 2024. His background encompasses leading product and P&L for the Datacenter Network and Edge Group at Intel, alongside extensive experience in Financial Planning and Analysis and Mergers and Acquisitions. Throughout his career, Mr. Masci has navigated and shaped key industry technology trends. His domain expertise spans Hyperscale Cloud, Edge and Enterprise Datacenters, Infrastructure-as-a-Service (IaaS), and Generative AI, including both training and inference workloads, AI infrastructure buildouts, and AI networking. Mr. Masci holds a degree in finance from Arizona State University.

Wojciech Hlibowicki, age 44, is the Chief Technology Officer of Rumble, a position he has held since Rumble’s inception in 2013. As the architect behind the Rumble products and its infrastructure, Mr. Hlibowicki has consistently demonstrated his versatility, being able to contribute in areas from networking to development, while leading an international team of engineers. Prior to joining Rumble, Mr. Hlibowicki studied Mathematics at the University of Waterloo, where he combined his skillset in computer science with his entrepreneurial passion and began hosting and developing websites.

Tyler Hughes, age 42, is the Chief Operating Officer of Rumble, a position he has held since August of 2021. Prior to joining Rumble, Dr. Hughes spent almost a decade in the pharmaceutical industry with Bayer AG. Starting as a Medical Advisor in 2012, Dr. Hughes transitioned to a variety of commercial roles at Bayer Canada, including the Director of Strategy and Operations, where he led the digital transformation efforts for the business. In 2018, Dr. Hughes served as Chief of Staff to the SVP of Commercial Operations in the Americas Region within Bayer’s Pharmaceutical business based in Pittsburgh, PA. Dr. Hughes last served Bayer as the Head of Marketing for Bayer’s newly formed AI-based enterprise software business in Pharmaceuticals, overseeing the organizational transition and commercial launch of that business. Dr. Hughes obtained his Doctorate in Physics with a specialization in Nuclear Medicine from the University of British Columbia. Dr. Hughes holds a Bachelor of Science, Honors Physics, from the University of British Columbia.

Maurice F. Edelson, age 62, is the General Counsel and Corporate Secretary of Rumble, a position he has held since March of 2026. Mr. Edelson has more than 25 years of legal, strategic and business leadership experience across the media, entertainment, arts, and education sectors. Prior to his current role, Mr. Edelson served, since September 2024, as CEO of The Kovner Foundation, a private foundation focused on policy, classical music, and education, and as a Senior Advisor at CAM Capital, an affiliated entity. Previously, Mr. Edelson was EVP, Chief Legal Officer of WWE Inc., an NYSE-listed company, from September 2022 to September 2023, and EVP, General Counsel of WWE LLC, a wholly-owned subsidiary of TKO Group Holdings, from September 2023 to September 2024. From 2015 to 2022, Mr. Edelson served as General Counsel and VP for Administration at The Juilliard School. From 1998 through 2014, Mr. Edelson held various legal and leadership positions at Time Warner Inc. and its wholly-owned subsidiary, Time Inc., where he served as EVP, Corporate Development and General Counsel from 2007 through 2013. He began his career in private practice with the law firm of Cravath, Swaine and Moore LLP. Mr. Edelson holds a JD from Columbia Law School, an MBA from Harvard Business School, and a BA from Vassar College.

Claudio Ramolo, age 39, is the Chief Content Officer of Rumble, a position he has held since April 2015. Mr. Ramolo has been part of the Rumble team since its inception in 2013, with a previous role as Vice President of Business Development. With an emphasis on growing the content ecosystem on Rumble, Mr. Ramolo’s responsibilities have included a focus on content creator growth and management, audience development, and distribution strategy. Prior to joining Rumble, Mr. Ramolo worked in the digital media industry, with experience spanning over a 15-year period. Learning from the challenges faced in the tech world, Mr. Ramolo has applied his knowledge to help drive Rumble’s growth in a competitive landscape. Mr. Ramolo graduated with honors from McMaster University with a degree in economics.

EXECUTIVE COMPENSATION

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups (“JOBS”) Act. As an emerging growth company, we are exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory stockholder vote on named executive officer compensation, to provide information relating to the ratio of the annual total compensation of our chief executive officer to the median of the annual total compensation of all of our employees (other than our chief executive officer), and to provide information relating to the relationship between the executive compensation actually paid to our named executive officers (“NEOs”) and our financial performance, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Act.

Processes and Procedures for Compensation Decisions

Our compensation program is designed to:

•        attract, incentivize, and retain employees at the executive level who contribute to our long-term success;

•        provide compensation packages to our executives that are fair and competitive, and that reward the achievement of our business objectives; and

•        effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the creation of long-term value for our stockholders.

Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers. During the fiscal year ended December 31, 2025, our Compensation Committee retained Mercer to provide the committee with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Mercer also assisted in developing an updated group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Mercer does not provide any non-compensation consulting-related services to us. Mercer is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc.

Named Executive Officers

Our NEOs for the fiscal year ended December 31, 2025 are:

•        Chris Pavlovski, our Chairman and Chief Executive Officer;

•        Brandon Alexandroff, our former Chief Financial Officer; and

•         Wojciech Hlibowicki, our Chief Technology Officer.

Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our NEOs in the years indicated. The amounts paid reflected herein have been converted from Canadian dollars to U.S. dollars using the average annual conversion ratio as of December 31 of the respective year.

Name and Title	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(3)	All Other Compensation ($)		Total ($)
Chris Pavlovski	2025	1,018,744	229,239	620,591	1,861,997	893,156	(4)	4,623,727
Chairman and Chief Executive Officer	2024	980,435	232,870	619,904	1,879,520	676,212	(5)	4,388,941
Brandon Alexandroff(6)	2025	381,142	85,765	232,176	696,626	523,266	(7)	1,918,975
Former Chief Financial Officer
Wojciech Hlibowicki(6)	2025	381,142	85,765	232,176	696,626	331,648	(8)	1,727,357
Chief Technology Officer

____________

(1)     Represents payments pursuant to our short-term incentive plan (“STIP”) for the respective years.

(2)     The amounts reported in this column do not reflect dollar amounts actually received by our NEOs. Instead, the amounts reported in this column represent the aggregate grant-date fair value of the RSUs granted during the fiscal years indicated, computed in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a discussion of the relevant assumptions used in calculating these amounts.

(3)     The amounts reported in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant-date fair value of the options to purchase shares of our common stock to each NEO, computed in accordance with U.S. GAAP. See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a discussion of the relevant assumptions used in calculating these amounts. Our NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of the shares of our common stock underlying the option awards.

(4)     Consists of (i) $807,076 tax liability paid by the Company on behalf of Mr. Pavlovski as a result of his secondment in the United States, which such payments will be fully reimbursed by Mr. Pavlovski once he receives a refund of such amount from the Canada Revenue Agency following settlement of his personal income tax return in Canada, (ii) $28,830 in health insurance benefits, (iii) $56,493 paid to Mr. Pavlovski for foreign tax preparation, inclusive of a tax gross-up, and (iv) $757 in parking benefits.

(5)     Represents the tax liability paid by the Company on behalf of Mr. Pavlovski as a result of his secondment in the United States, which such payments will be fully reimbursed by Mr. Pavlovski once he receives a refund of such amount from the Canada Revenue Agency following settlement of his personal income tax return in Canada.

(6)     No compensation information is provided for 2024 for Messrs. Alexandroff and Hlibowicki, each of whom became a Named Executive Officer in 2025.

(7)     Consists of (i) $522,509, which represents the portion of an insurance policy premium paid by the Company for the benefit of Mr. Alexandroff, and (ii) $757 in parking benefits.

(8)     Consists of (i) $292,088, which represents the portion of an insurance policy premium paid by the Company for the benefit of Mr. Hlibowicki, (ii) $38,803 tax liability paid by the Company on behalf of Mr. Hlibowicki as a result of his secondment in the United States, which such payments will be fully reimbursed by Mr. Hlibowicki once he receives a refund of such amount from the Canada Revenue Agency following settlement of his personal income tax return in Canada, and (iii) $757 in parking benefits.

Narrative to Summary Compensation Table

Arrangements with Named Executive Officers

We have entered into employment agreements with each of our NEOs, which are summarized below.

Chris Pavlovski

Upon consummation of the Business Combination, we entered into an employment agreement with Mr. Pavlovski in his capacity as Chief Executive Officer. The employment agreement provides for an indefinite term of employment, during which time Mr. Pavlovski is entitled to an annual base salary of $1,000,000; an annual bonus with a target of 50% of his then annual salary, payable subject to Mr. Pavlovski’s continued employment through the payment date; a one-time cash bonus of $750,000 payable upon the closing of the Business Combination; a one-time grant of 1,100,000 restricted shares of Class A Common Stock (which were granted as RSUs in lieu of restricted shares), which vested in substantially equal annual installments for three years following the closing of the Business Combination, subject to Mr. Pavlovski’s continued employment through each vesting date; and an annual equity grant with a value of up to $4,000,000 during his employment. The employment agreement also provides that Mr. Pavlovski will be eligible to participate in all employee benefit plans, programs and arrangements made available to our employees or, if no such plans exist, Mr. Pavlovski will receive reimbursement of medical and dental costs for himself, his spouse and dependents, until such time that we have medical and dental insurance plans in place. Additionally, during the term of employment, Mr. Pavlovski is entitled to long-term disability insurance coverage equal to at least 80% of his annual salary, regardless of whether such benefit is offered to other similarly situated executives and at no expense to him. The employment agreement contains an indefinite non-disparage provision, customary confidentiality and invention assignment covenants, as well as non-competition and employee and customer non-solicitation covenants that apply during the term of employment and for a period of one year thereafter. If Mr. Pavlovski is terminated without “cause” or due to his resignation for “good reason” (each as defined in Mr. Pavlovski’s employment agreement), subject to his execution and non-revocation of a general release of claims in favor of us and our affiliates and his continued compliance with the restrictive covenants in the employment agreement, he will be entitled to severance consisting of (i) any unpaid annual bonus in respect of any completed performance period that has ended prior to the date of such termination or pro rata portion thereof, which amount will be paid at such time annual bonuses are paid to our other senior executives, and (ii) (x) payment of his regular wages in lieu of the minimum amount of working notice of termination prescribed by the Ontario Employment Standards Act, 2000 (“ESA”), (y) statutory severance pay, if any, prescribed by the ESA, and (z) any other minimum statutory entitlement that may be payable to Mr. Pavlovski under the ESA, without duplication. Additionally, on September 16, 2022, Mr. Pavlovski entered into an amendment to the employment agreement pursuant to which Mr. Pavlovski’s salary will be paid in Canadian dollars, instead of U.S. dollars. The amendment to the Employment Agreement does not alter, amend or supersede any other terms of the employment agreement.

Brandon Alexandroff and Wojciech Hlibowicki

In November 2022, we entered into an employment agreement with each of Brandon Alexandroff and Wojciech Hlibowicki. Pursuant to the agreement, each respective NEO is entitled to an initial annual base salary of CDN$532,731 per year, payable in Canadian dollars, and is eligible to earn an annual bonus based upon the achievement of performance targets established for the applicable calendar year, with a target annual bonus equal to 50% of base salary and a maximum annual bonus equal to 100% of base salary.

Pursuant to the agreement, if the respective NEO’s employment is terminated either (x) by the Company without “cause” or (y) by such NEO for “good reason”, subject to his execution of a general release of claims in favor of the Company and its affiliates and compliance with any restrictive covenants to which the respective NEO is subject in favor of the Company and its affiliates, such NEO will be entitled to, in addition to any payments required by the ESA, (i) any unpaid annual bonus in respect of any completed fiscal year that has ended on or before the termination date; (ii) a prorated target annual bonus for the calendar year in which such termination occurs; (iii) continued participation in the Company’s health and dental plans for 12 months (or such longer time as required by the ESA); (iv) an amount equal to such NEO’s annual base salary less any amounts paid or payable to the NEO during any ESA required notice period (or pay in lieu of notice), payable in either a lump sum or installments in the Company’s sole discretion; (v) an amount equal to the NEO’s target annual bonus for the year of termination, payable during the 12-month period following termination in accordance with the Company’s regular payroll practices; and (vi) continued vesting during the 12-month period following termination of any time-based equity awards that are outstanding and unvested as of such termination.

Mr. Alexandroff resigned as Chief Financial Officer of the Company, effective March 31, 2026.

Potential Payments Upon Termination or Change of Control

None of our NEOs is entitled to any potential payments or benefits in connection with a termination of their employment or a change in control of the Company, other than as described above set forth in their employment agreements.

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each NEO’s scope of responsibility and accountability.

Bonus Compensation

Our management team is eligible for short-term incentive compensation through the STIP. Cash incentives hold our management team accountable, reward them based on actual business results and help create a “pay for performance” culture. Our STIP provides cash incentive award opportunities for the achievement of performance goals established by the Compensation Committee at the beginning of the fiscal year. Payouts to participants vary based on performance as compared to the target performance goals established by the Compensation Committee. The Compensation Committee and the CEO also retain discretion to adjust payouts for any factors that are deemed appropriate. We awarded bonuses in the amount of $229,239 to Mr. Pavlovski, $85,765 to each of Mr. Alexandroff and Mr. Hlibowicki pursuant to the STIP for their service in 2025.

Long-Term Incentive Compensation

In connection with the Business Combination, we adopted and approved the Rumble Inc. 2022 Stock Incentive Plan (the “2022 Plan”) under which the Company is permitted to grant equity-based awards, including RSUs and Company Options. Pursuant to the 2022 Plan for the year 2025, on April 3, 2025, we granted (i) a Company Option to purchase 392,785 shares of common stock with a grant date fair value of $3,020,517 to Mr. Pavlovski and a Company Option to purchase 146,952 shares of common stock with a grant date fair value of $1,130,061 to each of Messrs. Alexandroff and Hlibowicki; and (ii) 80,701 time-based RSUs with a grant date fair value of $620,591 to Mr. Pavlovski and 30,192 time-based RSUs with a grant date fair value of $232,176 to each of Messrs. Alexandroff and Hlibowicki. Awards granted to our NEOs under the 2022 Plan generally vest in four equal annual installments of the grant date.

In connection with the Business Combination, we assumed the Rumble Inc. Amended and Restated Stock Option Plan (the “Prior Plan”), which continues to govern the terms and conditions of the outstanding options previously granted under the Prior Plan, and all options outstanding immediately prior to the effective time of the Business Combination were converted into options to purchase shares of Class A Common Stock in connection therewith.

The Rumble Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”) was approved by stockholders on June 14, 2024 to allow the Company to provide its employees and employees of certain designated subsidiaries and affiliates an opportunity to obtain a proprietary interest in the continued growth and prosperity of the Company through ownership of its shares of common stock. For employees of participating affiliates in countries outside of the United States, the 2024 ESPP is effectuated via separate offerings under one or more sub-plans of the 2024 ESPP in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries. Subject to adjustment for certain changes in recapitalization or reorganization, the maximum aggregate number of the Company’s shares of common stock that may be issued under the 2024 ESPP is 1,811,911 shares. The 2024 ESPP became effective as of the first available offering date, which was on March 26, 2024.

Nonqualified Deferred Compensation

Our NEOs did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by Rumble during the fiscal year ended December 31, 2025. Our Board of Directors may elect to provide our NEOs and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Pension Benefits

Our NEOs did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by Rumble during the fiscal year ended December 31, 2025.

Tax Gross-Ups

With the exception of reimbursements for foreign tax preparation for Mr. Pavlovski, we did not make gross-up payments to cover the personal income taxes of our NEOs that pertained to any of the compensation, perquisites or personal benefits paid or provided by us.

Insurance Premiums

The Company paid for the portion of an insurance policy premium for the benefit of certain executive officers, including Mr. Alexandroff and Mr. Hlibowicki, as set forth in the table above.

Health and Welfare Benefits

We provide benefits to our NEOs on the same basis as provided to all of our employees, including health, dental and vision insurance; and life and disability insurance. We do not maintain any executive-specific benefit or perquisite programs for our NEOs, with the exception of reimbursements for foreign tax preparation for Mr. Pavlovski.

Rule 10b5-1 Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our insider trading policy.

Outstanding Equity Awards as of December 31, 2025

The following table shows certain information regarding outstanding equity awards held by each of our NEOs as of December 31, 2025. All of the outstanding equity awards were granted under the 2022 Plan, unless otherwise indicated.

	Option Awards					Stock Awards
Name	Grant Date(1)	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Chris Pavlovski	9/1/2020(3)	34,399,769	—	0.03	9/1/2040	—	—
	11/16/2022	—	—	—	—	6,850	43,292
	11/16/2022	69,204	23,068	10.60	11/16/2032	—	—
	4/3/2023	—	—	—	—	33,174	209,660
	4/3/2024	111,953	111,953	9.42	4/3/2033	—	—
	4/3/2024	—	—	—	—	69,600	439,872
	4/3/2024	112,412	337,234	6.68	4/3/2034	—	—
	4/3/2025	—	—	—	—	80,701	510,030
	4/3/2025	—	392,785	7.69	4/3/2035	—	—
Brandon Alexandroff(4)	9/1/2020(3)	8,120,045	—	0.03	9/1/2040	—	—
	11/16/2022	—	—	—	—	1,713	10,826
	11/16/2022	17,301	5,767	10.60	11/16/2032	—	—
	4/3/2023	—	—	—	—	12,922	81,667
	4/3/2023	43,608	43,608	9.42	4/3/2033	—	—
	4/3/2024	—	—	—	—	27,607	174,476
	4/3/2024	44,590	133,770	6.68	4/3/2034	—	—
	4/3/2025	—	—	—	—	30,192	190,813
	4/3/2025	—	146,952	7.69	4/3/2035	—	—
Wojciech Hlibowicki	9/1/2020(3)	6,645,476	—	0.03	9/1/2040	—	—
	11/16/2022	—	—	—	—	1,713	10,826
	11/16/2022	17,301	5,767	10.60	11/16/2032	—	—
	4/3/2023	—	—	—	—	12,922	81,667
	4/3/2023	43,608	43,608	9.42	4/3/2033	—	—
	4/3/2024	—	—	—	—	27,607	174,476
	4/3/2024	44,590	133,770	6.68	4/3/2034	—	—
	4/3/2025	—	—	—	—	30,192	190,813
	4/3/2025	—	146,952	7.69	4/3/2035	—	—

____________

(1)     Unless otherwise noted, the awards vest in four equal annual installments beginning on the first anniversary of the grant date.

(2)     The market value of unvested shares is calculated by multiplying the number of unvested shares by the closing market price of our common stock on NASDAQ on December 31, 2025, the last trading day of the year, which was $6.32 per share.

(3)     The awards were issued pursuant to the Prior Plan and vested in full on September 1, 2020. The number of options was determined after applying the exchange ratio pursuant to the Business Combination Agreement, such that for each option that was outstanding prior to the effective date of the Business Combination Agreement, such option was converted into a new option to purchase (i) a number of Class A Common Stock of the Company equal to the product (rounded down to the nearest whole number) of (x) the number of shares originally underlying such option, and (y) 16.474 (the “Option Exchange Ratio” and the Class A Common Stock of the Company described in this clause (i), being the “Base Option Shares”), and (ii) and for each Base Option Share, a fraction of a Class A Common Stock of the Company equal to 0.4915 of a share (the shares described in this clause (ii), the “Tandem Option Earnout Shares”). The aggregate exercise price per Base Option Share, together with the related fraction of the Tandem Option Earnout Share, is equal to (A) the exercise price originally applicable to the option, divided by (B) the Option Exchange Ratio (rounded up to the nearest whole cent).

(4)     Mr. Alexandroff resigned as Chief Financial Officer as of March 31, 2026.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Policy

Our Compensation Committee approved the terms of non-employee director compensation, pursuant to which our non-employee directors are eligible to receive (i) a cash retainer of $50,000, with the option to elect RSUs in satisfaction thereof, (ii) an equity retainer of RSUs with an aggregate grant date fair value of $240,000, (iii) in the case of newly-appointed directors, an initial equity award of RSUs with a grant date fair value of $360,000 vesting in two equal installments on the first and second anniversary of the grant (with the following annual equity retainer being pro-rated based on the months served during the partial year), and (iv) an additional cash retainer, with the option to elect RSUs in satisfaction thereof, for the service on the following committees and in the following roles:

•        Audit Committee chair: $25,000

•        Audit Committee member (non-chair): $12,500

•        Compensation Committee chair: $16,250

•        Compensation Committee member (non-chair): $7,500

•        Nominating and Corporate Governance Committee chair: $12,500

•        Nominating and Corporate Governance Committee member (non-chair): $5,000

•        Lead independent director: $25,000

Director Compensation Table

The following table sets forth information regarding the compensation earned by or paid to non-employee directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)(2)		Total ($)
Katie Biber(3)	62,517		600,000	(4)	662,517
Paul Cappuccio	78,750	(5)	240,000		318,750
Phil Evershed(3)	75,000	(5)	615,150	(6)	690,150
Ryan Milnes	50,000		240,000		290,000
Jerry Naumoff	73,973		354,500	(7)	428,473

____________

(1)     The amounts reported in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, the amounts reported in this column represent the aggregate grant-date fair value of the RSUs granted to our non-employee directors during the fiscal year ended December 31, 2025, computed in accordance with U.S. GAAP. See Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a discussion of the relevant assumptions used in calculating these amounts. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)     Awards fully vest on June 12, 2026, unless otherwise noted.

(3)     Fees and RSU awards for Ms. Biber and Mr. Evershed were prorated for the partial year of Board service.

(4)     Includes (i) a grant of RSUs with a grant date fair value of $250,000 vesting on April 3, 2026 and (ii) a grant of RSUs with a grant date fair value of $110,000 vesting on April 3, 2027.

(5)     Amounts were paid in the form of RSUs consistent with the election by the director.

(6)     Includes (i) a grant of RSUs with a grant date fair value of $15,150 that vested on June 14, 2025 and (ii) a grant of RSUs with a grant date fair value of $360,000 vesting in two substantially equal installments on April 3, 2026 and April 3, 2027.

(7)     Includes a grant of RSUs with a grant date fair value of $114,500 that vested on November 27, 2025.

The following table sets forth the aggregate number of our shares of common stock subject to the RSU awards and the aggregate number of shares of our common stock underlying Company Options held by each non-employee director as of December 31, 2025:

Name	RSUs	Number of Shares Underlying Company Options
Katie Biber	72,282	—
Paul Cappuccio	36,222	93,616	(1)
Phil Evershed	83,503	—
Ryan Milnes	27,273	—
Jerry Naumoff	27,273	—

____________

(1)     The number of shares underlying the stock option was determined after applying the exchange ratio pursuant to the Business Combination Agreement, such that for each option that was outstanding prior to the effective date of the Business Combination Agreement, such option was converted into a new option to purchase (i) Base Option Shares and (ii) the Tandem Option Earnout Shares.

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information with respect to all of our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by stockholders(1)	7,914,772	$7.44	34,233,500
Equity compensation plans not approved by stockholders(4)	—	—	—
Total	7,914,772	$7.44	34,233,500

____________

(1)     Reflects shares available for issuance under (a) the 2022 Plan and (b) the 2024 ESPP. Under the 2024 ESPP, qualifying employees may purchase shares of common stock at a discount to the market value. As of December 31, 2025, 32,445,696 shares of common stock remained available for grant under the 2022 Plan and 1,787,804 shares of Common Stock remained available for issuance under the 2024 ESPP.

(2)     The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs or purchase rights under the 2024 ESPP because RSUs and purchase rights have no exercise price.

(3)    Consists of 32,445,696 shares available for issuance under our 2022 Plan and 1,787,804 shares available under the 2024 ESPP, less the number of shares underlying outstanding awards under such plans. The 2022 Plan provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase (i) upon the occurrence of certain events under the Business Combination Agreement and (ii) on January 1 of each year for a period of ten years commencing on January 1, 2023 and ending on January 1, 2032, in an amount equal to 5% of the total number of shares of common stock outstanding on January 1 of the applicable year of increase, or such lesser number of shares of common stock as determined by our Board of Directors. The 2024 ESPP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on the first day of each fiscal year by a number of shares of common stock equal to the lesser of (i) the positive difference between (x) 1% of our outstanding shares of common stock on the last day of the immediately preceding fiscal year, and (y) the plan share reserve on the last day of the immediately preceding fiscal year, and (ii) such lesser number of shares of common stock as determined by our Board of Directors. Accordingly, on January 1, 2026, the number of shares of common stock available for issuance under the 2022 Plan and the 2024 ESPP automatically increased pursuant to these provisions.

(4)     The shares underlying options granted under the Prior Plan, which plan and options were assumed by us in connection with the Business Combination, are not reflected. Following the closing of the Business Combination, no awards could be granted under the Prior Plan. We assumed 35,313,066 shares underlying outstanding options under the Prior Plan, and the weighted-average exercise price of the options so assumed is $0.14.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Nonpublic Information

The Company does not maintain a formal policy or guidelines relating to the grant of stock options close in time to the release of material nonpublic information, and we generally grant annual awards of stock options close to the end of the first quarter of each year (other than with respect to off-cycle grants in connection with new hire and promotion-related grants). In the event that the Compensation Committee becomes aware of material nonpublic information prior to granting stock options, the Compensation Committee will take the existence of such information into consideration in determining whether to delay the grant of stock options. For the calendar year ended December 31, 2025, we did not grant awards of stock options to our executive officers within four business days before or one business day after the release of a quarterly report on Form 10-Q, our annual report on Form 10-K or a current report on Form 8-K disclosing material nonpublic information.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, which are described in the section titled “Executive Compensation”, below is a description of transactions during the fiscal year ended December 31, 2025 to which we were a party or will be a party, in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of any class of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Cosmic

Prior to December 31, 2021, Rumble was a party to several agreements with Kosmik Development Skopje doo (“Cosmic”), pursuant to which Cosmic provided content editing and moderation services to Rumble. Cosmic is controlled by Mr. Pavlovski and Ryan Milnes. Mr. Milnes owns a significant number of shares of our common stock through his holding entity. As part of the Business Combination, effective as of December 31, 2021, agreements with Cosmic then in place were amended and restated (other than one agreement, which was terminated) to, among other things, provide a “cost” plus 10% fee structure, clarify payment terms and include performance standards in favor of Rumble. Under the amended agreements with Cosmic, Cosmic continues to provide content editing and moderation services, along with other business process outsourcing services, as requested by Rumble. Any intellectual property created by Cosmic pursuant to the terms of the amended agreements has been assigned to Rumble. The amended agreements provide for an initial term of 24 months, subject to automatic renewals for subsequent 12-month terms unless either party provides written notice of non-renewal at least 6 months prior to the expiration of the current term. In fiscal years 2025 and 2024, Cosmic received approximately $3,295,613 and $3,382,267, respectively, in service fees from Rumble under the amended and restated agreements with Cosmic.

Tether Investment

On December 20, 2024, the Company entered into a Transaction Agreement with Tether, pursuant to which, subject to the terms and conditions of the Transaction Agreement, Tether agreed to make a strategic investment in the Company of $775 million, consisting of 103,333,333 newly issued shares of the Class A Common Stock at a price of $7.50 per share (the “Investment”). On February 7, 2025, the Company and Tether closed the Investment, and the Company issued and sold 103,333,333 shares of Class A Common Stock to Tether for the purchase price described above. Pursuant to a Registration Rights Agreement, the Company has registered the offer and sale of the Class A Common Stock issued to Tether to satisfy its obligations thereunder. Under the Registration Rights Agreement, Tether also has customary piggyback and demand registration rights. Descriptions of the Transaction Agreement and Registration Rights Agreement are contained in the Company’s Current Reports on Form 8-K filed with the SEC on December 23, 2024 and on February 7, 2025.

On November 10, 2025, in connection with the Company’s proposed business combination with Northern Data AG (“Northern Data”), Tether agreed to (i) an initial two-year $150 million commitment in GPU purchases following the closing of a voluntary public exchange offer to Northern Data’s shareholders and (ii) a two-year $100 million commitment to purchasing certain advertising and marketing services from the Company beginning in the first quarter of 2026. In addition, also in connection with the Company’s proposed business combination with Northern Data, Tether entered into a Transaction Support Agreement pursuant to which they agreed to exchange their shares of Northern Data at the same exchange ratio contemporaneously with the closing of the exchange offer.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which we are a participant involving an amount that will or may be expected to exceed $120,000 in any fiscal year, and any related party has or will have a direct or indirect material interest. Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must notify the General Counsel of the facts and circumstances of the proposed transaction. If the General Counsel determines that the transaction could constitute a related party transaction, the General Counsel will report such transaction, together with a summary of the material facts, to the Audit Committee for consideration at the next regularly scheduled Audit Committee meeting. In considering a related person transaction, our Audit Committee will take several considerations into account, including:

•        whether the transaction was undertaken in the ordinary course of business;

•        whether the transaction was initiated by the Company or the related party;

•        the availability of other sources of comparable products or services;

•        whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•        the purpose of, and the potential benefits to the Company of, the transaction;

•        the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party; and

•        the related party’s interest in the transaction;

Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: Attn: Corporate Secretary, Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 on our investor relations website at investors.rumble.com. A copy of our Annual Report on Form 10-K for the year ended December 31, 2025 is available without charge upon written request to: Corporate Secretary, Rumble Inc., 444 Gulf of Mexico Drive, Longboat Key, FL 34228.

RUMBLE INC. 444 GULF OF MEXICO DRIVE LONGBOAT KEY, FL 34228 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RUM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V90911-P50172 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. RUMBLE INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold Christopher Pavlovski Katie Biber Paul Cappuccio Phil Evershed Ryan Milnes Jerry Naumoff 2. Ratify the appointment of Baker Tilly US, LLP as our independent auditors for the fiscal year ending December 31, 2026. For Against Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V90912-P50172 RUMBLE INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 11, 2026, 10:00 AM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Maurice F. Edelson and Sergey Milyukov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RUMBLE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Time) on Thursday, June 11, 2026, atwww.virtualshareholdermeeting.com/RUM2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

RUMBLE INC. 444 GULF OF MEXICO DRIVE LONGBOAT KEY, FL 34228 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RUM2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V90913-P50172 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. RUMBLE INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: For Withhold 1a. Christopher Pavlovski 1b. Katie Biber 1c. Paul Cappuccio 1d. Phil Evershed 1e. Ryan Milnes 1f. Nominee Withdrawn For Against Abstain 2. Ratify the appointment of Baker Tilly US, LLP as our independent auditors for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V90914-P50172 RUMBLE INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 11, 2026, 10:00 AM ET THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Maurice F. Edelson and Sergey Milyukov, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RUMBLE INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern Time) on Thursday, June 11, 2026, at www.virtualshareholdermeeting.com/RUM2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side